Exhibit 10.9

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of      , 2011, by and among BankUnited, Inc., a Delaware corporation (the “Company”), WLR Recovery Fund IV, L.P., a Delaware limited partnership, WLR IV Parallel ESC, L.P., a Delaware limited partnership, and WLR/GS Master Co-Investment, L.P., a Delaware limited partnership (each, respectively, a “WL Ross Stockholder”), Carlyle Partners V, L.P., a Delaware limited partnership, Carlyle Partners V-A, L.P., a Delaware limited partnership, CP V Coinvestment A, L.P., a Delaware limited partnership, CP V Coinvestment B, L.P., a Delaware limited partnership, Carlyle Strategic Partners II, L.P., a Delaware limited partnership, CSP II Co-Investment, L.P., a Delaware limited partnership, and Carlyle Financial Services BU, L.P., a Delaware limited partnership (each, respectively, a “Carlyle Stockholder”), Centerbridge Capital Partners, L.P., a Delaware limited partnership, Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership, Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership, CB BU Investors, L.L.C., a Delaware limited liability company, CB BU Investors II, L.L.C., a Delaware limited liability company, and CB BU Investors III, L.L.C., a Delaware limited liability company (each, respectively, a “Centerbridge Stockholder”), and Blackstone Capital Partners V L.P., a Delaware limited partnership, Blackstone Capital Partners V-AC L.P., a Delaware limited partnership, Blackstone Family Investment Partnership V L.P., a Delaware limited partnership, and Blackstone Participation Partnership V L.P., a Delaware limited partnership (each, respectively, a “Blackstone Stockholder” and, together with the WL Ross Stockholders, the Carlyle Stockholders and the Centerbridge Stockholders, the “Investor Stockholders,”), John A. Kanas (“Kanas”), Rajinder P. Singh (“Singh”), Douglas Pauls (“Pauls”) and John Bohlsen (“Bohlsen,” and collectively with Kanas, Singh, Pauls and the entities listed under the heading “Management Stockholders” on the signature pages hereto, the “Management Stockholders,” and each individually, a “Management Stockholder”), and each of the entities listed under the heading “Outside Stockholder” on the signature pages hereto (each, an “Outside Stockholder” and, together, the “Outside Stockholders”). The Management Stockholders and the Outside Stockholders are collectively referred to herein as the “Non-Investor Stockholders.” The Investor Stockholders and the Outside Stockholders are collectively referred to herein as the “Non-Management Stockholders.” The Non-Investor Stockholders and the Investor Stockholders are collectively referred to herein as the “Stockholders.” References to a Stockholder include all of its affiliated private equity funds, including co-invest and side-by-side entities, that hold shares of common stock of the Company (the “Common Stock”). References to Stockholders also include transferees to whom a Stockholder transfers shares and related rights under this Agreement in accordance with Section 6.1.

WHEREAS, the Stockholders hold shares (as such term is defined below) in the Company; and

WHEREAS, concurrently herewith the Company is effectuating an initial public offering of shares of common stock of the Company (the “IPO”) and has agreed to provide the Stockholders with the registration rights set forth in this Agreement with respect to the shares that the Stockholders may hold directly from time to time;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

In this Agreement:

Affiliate means, with respect to a specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, including any Person that is an “affiliate” as defined in 12 C.F.R. §574.2(d) or 12 C.F.R. §225.2(a); provided, however, no Member shall be deemed an Affiliate of the Company or any of its Subsidiaries for purposes of this Agreement.

Business Day means any day other than Saturday, Sunday, a recognized United States holiday or a day on which commercial banks in New York, New York are closed for business.

Director means any member of the board of directors of the Company.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Original Amount means, as it relates to any Stockholder, the aggregate number of shares held by such Stockholder (or any of its Affiliates) immediately after giving effect to the reorganization transaction described in the Registration Statement on Form S-1 (File No. 333-170203) relating to the IPO, but prior to giving effect to the sale of shares to be effected pursuant to the IPO, as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization).

Percentage Limit means, with respect to any underwritten offering effected pursuant to the terms of this Agreement, a percentage that is equal to the percentage of the total number of shares owned by the Reference Investor Stockholder and its Affiliates that is proposed to be sold by the Reference Investor Stockholder and such Affiliates pursuant to such underwritten offering. In the case of a non-shelf registered underwritten offering, such Percentage Limit shall be determined based on the notices from the Investor Stockholders referred to in Section 3.1 and disclosed to the other Stockholders in connection with the notifications to them regarding their piggyback rights in respect of such offering.

Person means any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Reference Investor Stockholder means, with respect to any underwritten offering effected pursuant to the terms of this Agreement, the Investor Stockholder that, together with its Affiliates, has requested to sell the highest percentage of the shares owned by such

Investor Stockholder and its Affiliates, as compared with the percentage requested to be sold by any of the other Investors Stockholders and their respective Affiliates.

SEC means the Securities and Exchange Commission.

Securities Act means the Securities Act of 1933, as amended.

shares means shares of Common Stock of the Company. Shares held by a Stockholder the certificate for which does not bear a Securities Act restrictive legend (or uncertificated shares), which shares may be resold freely without registration under the Securities Act, will not be considered shares for purposes of this Agreement.

Subsidiary means, for any Person, any other Person (a) in which it directly or indirectly owns at least fifty percent (50%) of such Person’s voting capital securities, or (b) with which it is required to be consolidated under GAAP.

WKSI means a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1          Right to Demand a Non-Shelf Registered Offering. Upon the demand of one or more Investor Stockholders at any time and from time to time after the expiration of the underwriter lock-up period applicable to the Company’s IPO, the Company will facilitate in the manner described in this Agreement a non-shelf registered offering of the shares requested by the demanding Investor Stockholders to be included in such offering. A demand by Investor Stockholders for a non-shelf registered offering may not be made unless the shares requested to be sold by the demanding Investor Stockholders in such offering have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least the lesser of (i) $50 million or (ii) the value of all shares held by the demanding Investor Stockholders. Subject to Section 3.5 below, any demanded non-shelf registered offering may, at the Company’s option, include shares to be sold by the Company for its own account and will also include shares to be sold by Stockholders that exercise their related piggyback rights on a timely basis.

2.2          Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Common Stock covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such offering shares held by them; provided, however, that any such Stockholder exercising piggyback rights will be limited to request registration of a percentage of the shares it owns that is no greater than the Percentage Limit. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

2.3          Right to Demand and Be Included in a Shelf Registration. Upon the demand of Investor Stockholders holding a majority of the shares then collectively held by them, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act, the Company will facilitate in the manner described in this Agreement a shelf registration of shares held by the Investor Stockholders. Any shelf registration filed by the Company covering shares (whether pursuant to a Investor Stockholder demand or at the initiative of the Company) will cover shares held by each of the Stockholders (regardless of whether they demanded the filing of such shelf or not) exercising piggyback rights up to an equivalent percentage of their original respective holdings as is equal to the percentage of the shares held by the Reference Investor Stockholder with respect to such shelf registration that such Reference Investor Stockholder includes in such shelf registration, in each case, as determined in accordance with this Agreement. If at the time of such request the Company is a WKSI, such shelf registration would, at the request of such majority Investor Stockholders, cover an unspecified number of shares to be sold by the Company and its Stockholders.

2.4          Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of one or more Investor Stockholders made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of shares off of an effective shelf registration statement. In connection with any underwritten shelf takedown (whether pursuant to the exercise of such demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such takedown shares held by them that are registered on such shelf; provided, however, that any such Stockholder exercising piggyback rights in connection with an underwritten shelf takedown demanded by an Investor Stockholder will be limited so that such Stockholder shall have the right to sell pursuant to such underwritten offering a percentage of the shares it owns that is no greater than the Percentage Limit. Notwithstanding the foregoing, Investor Stockholders may not demand a shelf takedown for an underwritten offering unless the shares requested to be sold by the demanding Investor Stockholders in such takedown have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least the lesser of (i) $50 million or (ii) the value of all shares held by the demanding Investor Stockholders.

2.5          Right to Reload a Shelf. Upon the reasonable written request of an Investor Stockholder, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of shares previously removed from such shelf by such Investor Stockholder and not yet “reloaded” onto such shelf. The Investor Stockholders and the Company will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner.

2.6          Limitations on Demand and Piggyback Rights

(a)           Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued. After an underwritten offering demanded by an Investor Stockholder, such Investor Stockholder may not make another demand for an underwritten offering prior to 60 days after the expiration of the lockup applicable to its prior demanded offering unless another Investor Stockholder not subject to a similar demand restriction joins in the demand. Notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-4 registration statement, Form S-8 registration statement or a successor form applicable to employee benefit-related or stock compensation and incentive offers and sales or (ii) where the shares are not being sold for cash.

(b) The Company may postpone the filing of a demanded registration statement or suspend the effectiveness of any registration statement for a reasonable “blackout period” not in excess of 90 days if the board of directors of the Company determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of material, non-public information, the premature disclosure of which the board of directors reasonably determines in the exercise of its good faith judgment (and not for the avoidance of its obligations under this Agreement) would not be in the best interests of the Company; provided that the Company shall not postpone the filing of a demanded registration statement or suspend the effectiveness of any registration statement pursuant to this Section 2.6(b) more than 90 days in the aggregate in any 360-day period. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of other non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed.

(c) If an Investor Stockholder, together with its Affiliates, ceases to hold at least one percent of the shares of Common Stock then issued and outstanding, such Investor Stockholder shall cease to have the right to make a demand for a registered offering pursuant to Sections 2.1 or 2.3 or any demand for a “takedown” of shares off of an effective shelf registration statement pursuant to Section 2.4; provided, that nothing in this Section 2.6(c) shall limit any Investor Stockholder from exercising piggyback rights pursuant to this Agreement or from participating in any offering that may be otherwise effected pursuant to this Agreement or any registration statement or prospectus filed pursuant hereto.

ARTICLE III

NOTICES, CUTBACKS AND OTHER MATTERS

3.1          Notifications Regarding Registration Statements. In order for one or more Investor Stockholders to exercise their right to demand that a registration statement be filed, they must so notify the Company in writing indicating the number of shares sought to be registered by such Investor Stockholders and their respective Affiliates and the proposed plan of distribution. Upon receipt of any such demand, the Company shall, as promptly as reasonably practicable, deliver notice thereof to the other Investor Stockholders. Within 10 Business Days of receipt of such notice from the Company, such other Investor Stockholders shall notify the Company if they (together with their Affiliates) wish to register a greater percentage of their shares than the percentage of shares requested to be registered by the Investor Stockholder and its Affiliates that delivered the original notice referred to in the first sentence of this Section 3.1. The Company will use all reasonable efforts to keep the Stockholders contemporaneously apprised of all pertinent aspects of its pursuit of any registration, whether pursuant to a Investor Stockholder demand or otherwise, with respect to which a piggyback opportunity is available, including the Percentage Limit and identity of the Reference Investor Stockholder once such Percentage Limit and Reference Investor Stockholder has been established pursuant to the notices referred to in this Section 3.1 and the applicable definitions of Percentage Limit and Reference Investor Stockholder. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

3.2          Notifications Regarding Registration Piggyback Rights. Any Stockholder wishing to exercise its piggyback rights with respect to a non-shelf registration or with respect to an underwritten takedown off a shelf registration statement must notify the Company, which shall notify the other Stockholders, of the number of shares it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 p.m., New York City time, on the second trading day prior to the earlier of (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is required in connection with a shelf registration statement (other than in connection with an underwritten takedown pursuant thereto), as shares held by all Stockholders will be included therein up to the applicable percentage referred to in Section 2.3.

3.3          Notifications Regarding Demanded Underwritten Takedowns.

(a)           The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Stockholders be notified by the Company of an anticipated underwritten takedown (whether pursuant to a demand made by other Stockholders or made at the Company’s own initiative) no later than 5:00 p.m., New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs. To the extent reasonably practicable, upon receipt of a demand by one or more Investor Stockholders for an underwritten shelf takedown pursuant to Section 2.4, the Company shall provide the other Investor Stockholders with advance notice of the amount requested to be sold by the Investor Stockholders and their respective Affiliates pursuant to such demand, and the other Investor Stockholders shall, to the extent reasonably practicable, provide the Company with notice of whether they wish, together with their Affiliates, to sell a greater percentage of shares than the shares so demanded so that, to the extent reasonably practicable, the Company may be enabled to, and shall, provide notice of the Percentage Limit to the Stockholders in advance of the time at which their notice is due pursuant to Section 3.3(b).

(b)           Any Stockholder wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify the Company and the other Stockholders of the number of shares it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 p.m., New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs.

(c)           Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

3.4          Plan of Distribution, Underwriters and Counsel. If a majority of the shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown are being sold by the Company for its own account, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Stockholders holding a majority of the shares requested to be included in such offering will be entitled to determine the plan of distribution and select the managing underwriters, and such majority will also be entitled to select counsel for the selling Stockholders (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect or resales by transferee Stockholders.

3.5          Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their opinion, the number of shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares being offered, such offering will include only the number of shares that the underwriters advise can be sold in such offering. If the Company is selling shares for its own account in such offering, the Company will have first priority. To the extent of any remaining capacity, and in all other cases where the Company is not selling shares in the relevant offering, the selling Stockholders will be subject to cutback pro rata based on the number of shares initially requested by them to be included in such offering in accordance with this Agreement and which they are entitled to sell pursuant to the terms hereof, without distinguishing between Stockholders based on who made the demand for such offering. Except as contemplated by Section 6.1(b) and the immediately preceding three sentences, other stockholders (other than transferees to whom a Stockholder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Stockholders holding a majority of the shares being sold in such offering.

3.6          Withdrawals. Even if shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account.

3.7          Lockups. In connection with any underwritten offering of shares, the Company and each Stockholder will agree (in the case of Stockholders, with respect to shares respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to (a) by the Company, if a majority of the shares being sold in such offering are being sold for its account, and (b) by Stockholders holding a majority of shares being sold by all Stockholders, if a majority of the shares being sold in such offering are being sold by Stockholders.

3.8          Expenses. All expenses incurred in connection with any registration statement or registered offering covering shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (provided that, such expense reimbursement for the fees and disbursements of outside counsel shall only be available for (i) two outside counsel for all of the Investor Stockholders and (ii) one outside counsel for all of the Non-Investor Stockholders) and of the independent certified public accountants, and the expense of qualifying such shares under state blue sky laws, will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to shares sold for the account of a Stockholder will be borne by such Stockholder.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1          General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of Stockholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article IV.

4.2          Registration Statements. In connection with each registration statement that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a)           prepare and file with the SEC a registration statement covering the applicable shares, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Stockholders and as reasonably necessary in order to permit the offer and sale of the such shares in accordance with the applicable plan of distribution;

(b)           (1) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents;

(2)           within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c)           cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)           notify each Stockholder promptly, and, if requested by such Stockholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 of the Securities Act, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e)           furnish counsel for each underwriter, if any, and for the Stockholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f)            otherwise comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g)           use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

4.3          Non-Shelf Registered Offerings and Shelf Takedowns.  In connection with any non-shelf registered offering or shelf takedown that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a)           cooperate with the selling Stockholders shares and the sole underwriter or managing underwriter(s) of an underwritten offering shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least five days prior to any sale of such shares;

(b)           furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c)           (i)  use all reasonable efforts to register or qualify the shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding shares covered by a registration statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction;

(d)           cause all shares being sold to be qualified for inclusion in or listed on the New York Stock Exchange or any other U.S. securities exchange on which shares issued by the Company are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;

(e)           cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f)            use all reasonable efforts to facilitate the distribution and sale of any shares to be offered pursuant to this Agreement, including without limitation by participating in “road shows,” holding meetings with and making calls to potential investors and taking such other actions as shall be reasonably requested by the Stockholders or the lead managing underwriter(s) of any underwritten offering; provided that management of the Company shall not be obligated to participate in “road shows” with respect to more than two underwritten offerings effected pursuant to a demand or shelf takedown made pursuant to Section 2.1 or 2.4 in any twelve-month period); and

(g)           enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such shares and in connection therewith:

1.             make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

2.             obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Stockholders and underwriters;

3.             obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

4.             to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Stockholders providing for, among other things, the appointment of such representative as agent for the selling Stockholders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4          Due Diligence.  In connection with each registration and offering of shares to be sold by Stockholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.

4.5          Information from Stockholders.  Each Stockholder that holds shares covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of shares by such Stockholder and the proposed distribution by such Stockholder of such shares as the Company may from time to time reasonably request in writing.

ARTICLE V

INDEMNIFICATION

5.1          Indemnification by the Company.  In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of shares held by Stockholders, the Company will hold harmless Stockholders and each underwriter of such securities and each other person, if any, who controls any Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Stockholders or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Stockholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Stockholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by Stockholders or such underwriter specifically for use in the preparation thereof.

5.2          Indemnification by Stockholders.  Each Stockholder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Stockholder specifically regarding such Stockholder for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by Stockholders with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

5.3          Indemnification Procedures.  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action.  The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.  If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense.  An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices.  Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent.  No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4          Contribution.  If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The Company and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding the provisions of this Section 5.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1          Transfer of Rights.

(a)           Any Stockholder may transfer all or any portion of its rights under this Agreement to any transferee of shares held by such Stockholder.  Any such transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Stockholder stating the name and address of any transferee and identifying the number of shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from such Stockholder to be bound by the terms of this Agreement.  However, if such transferees are receiving shares through an in-kind distribution with an ability to resale shares off of a shelf registration statement, no such written agreement is required, and such in-kind transferees will, as transferee Stockholders, be entitled as third party beneficiaries to the rights under this Agreement so transferred.  In that regard, in-kind transferees will not be given demand or piggyback rights; rather, their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Company or the other Stockholders.  The Company and the transferring Stockholder will notify the other Stockholders as to who the transferees are and the nature of the rights so transferred.

(b)           In the event the Company engages in a merger or consolidation in which the shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities.  To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Stockholders then holding a majority of the shares otherwise agree, use its best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

6.2          Limited Liability.  Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability for performance of any obligation of such Stockholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Stockholder.

6.3          Rule 144.  (A) If the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company covenants that it will file all reports required to be filed by it under Section 13 or 15(d) of the Exchange Act or (B) if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will, upon the request of any Stockholder, as promptly as reasonably practicable after the receipt of such a request, take such action as necessary to comply with Rule 144(c)(ii) under the Securities Act, in each case, so as to enable Stockholders to sell shares pursuant to Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any successor rule).  Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.4          In-Kind Distributions.  If any Stockholder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders, the Company will, subject to applicable lockups, work with such Stockholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder.

6.5          Holdback Agreements.  Without limiting its other obligations hereunder, except as part of the IPO or to the extent that such Stockholder is prohibited by applicable law from agreeing to withhold securities from sale:

(a)           each Stockholder (other than the Wellcome Trust Limited) agrees not to effect any sale or distribution, including any sale under Rule 144 of the Securities Act, of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company during a period of 180 days after the date of the underwriting agreement with respect to the IPO;

(b)           each Management Stockholder (other than Kanas) agrees not to effect any sale or distribution in reliance upon or pursuant to Rule 144 under the Securities Act of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company during a period ending on the first anniversary of the date of the underwriting agreement with respect to the IPO; and

(c)           each of Kanas and each Investor Stockholder agrees not to effect any sale or distribution in reliance upon or pursuant to Rule 144 under the Securities Act of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company during a period ending on the date that is 18 months after the date of the underwriting agreement with respect to the IPO.

ARTICLE VII

MISCELLANEOUS

7.1          Notices.  All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, to the address set forth opposite the Company’s or such Stockholder’s name on Schedule A attached hereto, or at such other address as such Stockholder may hereafter designate by written notice to the Company.  All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered; provided that such delivery is confirmed.

7.2          Section Headings.  The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.  References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

7.3          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

7.4          Consent to Jurisdiction and Service of Process.  The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

7.5          Amendments.  This Agreement may be amended only by an instrument in writing executed by the Company and Stockholders holding a majority of the shares collectively held by them.  Any such amendment will apply to all Stockholders equally, without distinguishing between them.  This Agreement will terminate as to any Stockholder when it no longer holds any shares.

7.6          Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby.

The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares of Common Stock granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.7          Severability.  The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions.  Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.8          Counterparts.  This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

7.9          Other Business for Non-Management Stockholders.

(a)           Subject to this Section 7.9, any Non-Management Stockholder or any of its Affiliates may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company or any Subsidiary thereof, and the Company, any Subsidiary of the Company, the Directors, the directors of any Subsidiary of the Company and the other Stockholders shall have no rights by virtue of this Agreement in and to such ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Company or any Subsidiary thereof, shall not be deemed wrongful or improper.

(b)           Notwithstanding anything to the contrary contained in this Agreement, until such date as is six months after the date on which any Non-Management Stockholder and its Affiliates (provided that for purposes of this Section 7.9, the term “Affiliate” shall specifically exclude each of the Persons listed on Schedule 7.9 with respect to the Stockholder or Stockholders listed beside the name of such Person on Schedule 7.9) cease to hold collectively a number of shares that represents at least 25% of the Original Amount applicable to such Non-Management Stockholder and its Affiliates, neither such Non-Management Stockholder nor any of its Affiliates shall hold, directly or indirectly, 4.9 percent or more of the stock or equity interests in (or any other ownership interests in or other rights to share in the profits of) any depository institution (as defined in 12 U.S.C. Section 1813(c)(1)) or holding company thereof that:

(1)           has more than 50% of its deposits (as defined in 12 U.S.C. Section 1813(l)) in the State of Florida;

(2)           has more than 50% of its branches (measured by physical presence) in the State of Florida; or

(3)           has its principal place of business or headquarters in the State of Florida.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

INVESTOR STOCKHOLDERS:

WLR RECOVERY FUND IV, L.P.
By:	WLR Recovery Associates IV LLC
Its General Partner

By:	WL Ross Group, L.P.
its Managing Member

By:	El Vedado, LLC
Its General Partner

By
Name:
Title:

WLR IV PARALLEL ESC, L.P.
By:	WLR Recovery Associates IV LLC
Its Attorney-in-fact

By:	WL Ross Group, L.P.
its Managing Member

By:	El Vedado, LLC
Its General Partner

By
Name:
Title:

WLR/GS MASTER CO-INVESTMENT, L.P.
By:	WLR Master Co-Investment GP LLC
Its General Partner

By
Name:
Title:

CARLYLE PARTNERS V, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP, L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:
Name:
Title:

CARLYLE PARTNERS V-A, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP, L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:
Name:
Title:

CP V COINVESTMENT A, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP, L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:
Name:
Title:

CP V COINVESTMENT B, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP, L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:
Name:
Title:

CARLYLE STRATEGIC PARTNERS II, L.P.

By:	CSP II GENERAL PARTNER, L.P., its general partner

By:	TC GROUP CSP II, L.L.C., its general partner

By:	TC Group, L.L.C., its sole member

By:	TCG Holdings, L.L.C., its managing member

By:
Name:
Title:

CSP II CO-INVESTMENT, L.P.
By:	CSP II GENERAL PARTNER, L.P., its general partner

By:	TC GROUP CSP II, L.L.C., its general partner

By:	TC Group, L.L.C., its sole member

By:	TCG Holdings, L.L.C., its managing member

By:
Name:
Title:

CARLYLE FINANCIAL SERVICES BU, L.P.

By:	TCG FINANCIAL SERVICES L.P., its general partner

By:	CARLYLE FINANCIAL SERVICES, LTD., its general partner

By:
Name:
Title:

CENTERBRIDGE CAPITAL PARTNERS, L.P.

By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.

By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

CB BU INVESTORS, L.L.C.

By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

CB BU INVESTORS II, L.L.C.

By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

CB BU INVESTORS III, L.L.C.

By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS V L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS V-AC L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:
Name:
Title:

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:
Name:
Title:

OUTSIDE STOCKHOLDERS:

EREF SPECIAL SITUATIONS, LLC

By:	East Rock Endowment Fund, LP, its managing member

By:	East Rock Capital GP, LLC, its general partner

By:
Name:
Title:

EAST ROCK FOCUS FUND, L.P.

By:	East Rock Focus Fund GP, LLC, its general partner

By:
Name:
Title:

DAVY GLOBAL OPPORTUNITIES FUND PLC

By:
Name:
Title:

LF MOBY LLC

By:	Stone Manager Corp, its Manager

By:
Name:
Title:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:
Name:
Title:

RAYMOND BARBONE

SCOTT SKOROBOHATY

RISHI BANSAL

EUGENE DEMARK

SUE M. COBB

Cobb Family Twenty-Second Century Fund I, created under a trust agreement dated December 28, 1992

By:
Name:
Title:

Cobb Family Foundation, Inc.

By:
Name:
Title:

MANAGEMENT STOCKHOLDERS:

John Adam Kanas

Rajinder Pal Singh

Douglas Pauls

John Bohlsen

KANAS 2010 ANNUITY TRUST

By:
Name:
Title:

BOHLSEN 2010 ANNUITY TRUST

By:
Name:
Title:

COMPANY:

BANKUNITED, INC.

By:
Name:
Title:

SCHEDULE A

Name and Address of the Company and the Stockholders

If to the Company:

BankUnited, Inc.

14817 Oak Lane

Miami Lakes, FL 33016

Attention: John A. Kanas

Facsimile: (866) 509-1301

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY  10036

Attention:  Richard Aftanas

Facsimile No.:  (212) 735-2000

If to a Carlyle Stockholder:

c/o The Carlyle Group

520 Madison Avenue

New York, NY 10022

Attention: John Redett

Facsimile: 212-813-4789

With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Maripat Alpuche

Facsimile: 212-455-2502

If to a Centerbridge Stockholder:

c/o Centerbridge Partners, L.P.

375 Park Avenue, 12th Floor

New York, NY 10152

Attention: Lance West

Facsimile: 212-672-4562

With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Wilson S. Neely

Facsimile: 212-455-2502

New York Life Capital Partners

51 Madison Avenue, Suite 1600

New York, NY  10010

Attention: Amanda Parness

Facsimile No.: (212) 576-5591

Email:   amanda_parness@nylim.com

nylcap-reporting@nylim.com

If to a WL Ross Stockholder:

WL Ross & Co. LLC

1166 Avenue of the Americas

New York, NY 10036

Attention: Michael J. Gibbons

Chief Financial Officer

Facsimile: (212) 317-4891

With copies (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Nicholas G. Demmo

Matthew M. Guest

Facsimile: (212) 403-2000

If to a Blackstone Stockholder:

c/o The Blackstone Group

345 Park Avenue

New York, NY 10154

Attention: Chinh E. Chu

Facsimile: 212-583-5722

With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Wilson S. Neely

Facsimile: 212-455-2502

If to an applicable Outside Stockholder:

LF Moby LLC

c/o LeFrak Organization, Inc.

40 West 57th Street, 23rd Floor

New York, NY 10019

Attention: Harrison T. LeFrak

E-Mail: hlefrak@lefrak.com

Facsimile: (212) 708-6611

The Wellcome Trust

Gibbs Building

215 Euston Road

London, NW1 2BE

United Kingdom

Attention: Elizabeth Chapman

E-mail: e.chapman@wellcome.ac.uk

Facsimile: + 44-20-7611-8545

Davy Global Opportunities Fund Plc

C/O Greenaap Consultants

66 Merrion Square

Dublin 2

Ireland

Tel: + 353-1-662-0390

Attention: Karen O’Mahony

E-Mail: Karen@greenaap.ie

EREF Special Situations, LLC

c/o East Rock Capital GP, LLC

10 East 53rd Street, 31st Floor

New York, NY 10022

Attention: Michael Marks

E-Mail: mmarks@eastrockcap.com

Facsimile: (212) 624-0231

East Rock Focus Fund, LP

c/o East Rock Focus Fund GP, LLC

10 East 53rd Street, 31st Floor

New York, NY 10022

Attention: Michael Marks

E-Mail: mmarks@eastrockcap.com

Facsimile: (212) 624-0231

If to a Management Stockholder:

At the address appearing in the personnel records of the Company for the Management Stockholder or at such other address as the Management Stockholder may hereafter designate in writing.

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY  10036

Attention:  Richard Aftanas

Facsimile No.:  (212) 735-2000

SCHEDULE 7.9 — EXCLUDED PERSONS

Excluded Persons	Related Member(s)
New York Life Capital Partners IV, L.P., and its Affiliates	CB BU Investors, L.L.C.
New York Life Capital Partners IV-A, L.P., and its Affiliates	CB BU Investors II, L.L.C.